VERBAL AGREEMENT

                                                                    Exhibit 10.2

      DESCRIPTION OF DAVID FLAXMAN VERBAL AGREEMENT WITH GVURA CORP.,

DAVID FLAXMAN, the sole officer and director of GVURA CORP. (the "Company")

has  verbally  agreed  to loan  the  Company  funds  necessary  to  complete  the registration process  on Form  S-1.  The loan is unsecured and does not bear interest nor have a maturity date or a repayment  provision or other terms and conditions.

Date: 12-12-2014

/s/ David Flaxman

DAVID FLAXMAN